SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  August 3, 2004



                       KIWI NETWORK SOLUTIONS, INC.
          ------------------------------------------------------
          (Exact Name of Registrant as specified in its charter)


        Nevada                                         76-0616468
------------------------                        ------------------------
(State of Incorporation)                        (IRS Employer ID Number)



                        2929 East Commercial Blvd.
                                Suite 610
                         Ft. Lauderdale, FL 33308
                      ------------------------------
                      (Address of Principal Offices)


            Registrant's telephone number: (954) 771-5500


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Item 5.   Other Events

	Effective August 3, 2004, a majority of the members of the Registrant?s Board of Directors have resigned. Diego Roca, David Dean Tews, John Rinella, and Richard L. Rumpf have each submitted their resignation following a determination that the anticipated funding for the Registrant?s business plan will not be forthcoming. The operating business has been discontinued, and the newly formed subsidiary, Ibacus Networks, Inc., will be dissolved. John Rinella, the President of Ibacus, has also resigned that position and will pursue other opportunities.

	Bradley R. Wilson will reassume the positions of CEO and Chairman on an interim basis. Mr. Wilson will be appointed to the board. Derek Pepler and Lorne Caitling are remaining on the board.

	The Company intends to develop a new business plan focused on seaking one or more merger candidates with businesses in certain technologies. At the time a merger candidate is secured, a new board of directors will be appointed along with new officers.



Item 7.   Financial Statements and Exhibits.


	Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

None.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:   August 3, 2004                  KIWI NETWORK SOLUTIONS, INC.

                                        /s/  Diego Roca
                                        ------------------------------
					By: Diego Roca, CEO


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